UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 9, 2005

TABATHA I, INC.
(Exact name of registrant as specified in its charter)

COLORADO
(State or other jurisdiction of incorporation)

0-31743                                                                                                 84-1536517

(Commission File Number)                                                                                             (I.R.S. Employer Identification No.)

1117 Herkimer Street, Houston, Texas 77008
(Address of principal executive offices, including zip code)

(713) 802-2944
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Child, Sullivan & Company (“Child Sullivan”) was dismissed on June 9, 2005 as Tabatha I, Inc.’s (“Tabatha” or the “Company”) independent auditors. Child Sullivan has not prepared an audit report on Tabatha.

During the most recent fiscal year ended June 30, 2004, and in the subsequent interim periods through the date of dismissal, there were no disagreements with Child Sullivan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Child Sullivan would have caused Child Sullivan to make reference to the matter in their report. Tabatha has requested Child Sullivan to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 10, 2005 is filed as Exhibit 16.1 to the Company’s Form 8-K filed on June 13, 2005 with the Commission. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on June 10, 2005 as Tabatha’s principal accountant to audit the financial statements of Tabatha for the year ended March 31, 2005. The decision to change accountants was approved by the Board of Directors.

On or about September 30, 2004, the Company advised Comiskey & Co. that it had been dismissed and would not be appointed as the Company’s auditors for the fiscal year ending June 30, 2005.

The reports of Comiskey & Co., for the fiscal years ended June 30, 2000, 2001, 2002, 2003 and 2004, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended June 30, 2000, 2001, 2002, 2003 and 2004, and from July 1, 2004 to the date of dismissal, there were no disagreements with Comiskey & Co. on any matter of accounting principles or practices, financial disclosures or auditing scope or procedure. There were no reportable events, as described in Item 304 (a) (1) (v) of Regulation S-K, during the Company’s fiscal years ended June 30, 2000, 2001, 2002, 2003, and 2004, and from July 1, 2004 to the date of dismissal.

On September 30, 2004, the Board of Directors appointed Child, Sullivan & Company as independent auditors of the Company beginning with the period ending September 30, 2004. Prior to the engagement of Child Sullivan, neither the Company nor anyone on the Company’s behalf consulted with such firm regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Company’s financial statements or as to any matter that was either a subject of a disagreement with the previous independent auditor or was a reportable event.

Tabatha has requested Lopez, Blevins, Bork & Associates, L.L.P. to review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Tabatha with a letter addressed to the Commission containing any new information, clarification of Tabatha’s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Tabatha in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Tabatha that no such letter need be issued.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

16.1 Letter from Child, Sullivan & Company regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tabatha I, Inc.

By: /s/ J. Leonard Ivins
J. Leonard Ivins
Chief Executive Officer

Dated: June 15, 2005

Exhibit 16.1

June 10, 2005

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Tabatha I, Inc.

We have read the statements that we understand Tabatha I, Inc. will include under Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

Very truly yours,

/s/ Child Sullivan & Company
Child Sullivan & Company
Kaysville, Utah

Cc: Tabatha I, Inc.